UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 2, 2008
Silverleaf Resorts, Inc.
(Exact name of registrant as specified in its charter)
Texas

(State or other jurisdiction of incorporation)

1-13003	75-2259890

(Commission File Number)	(IRS Employer Identification Number)

1221 River Bend Drive, Suite 120, Dallas, Texas	75247

(Address of principal executive offices)	(Zip Code)
214-631-1166

(Registrant’s telephone number, including area code)
Not applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     Effective as of July 2, 2008, the Registrant entered into a First Amendment to Loan and Security Agreement to amend its revolving receivables credit facility with Liberty Bank (“Liberty”) as agent for itself and other lenders. Pursuant to the amendment, the facility was increased from an aggregate maximum amount of $37.5 million to an aggregate maximum amount of $72.5 million. The revolving period was extended to July 2010 and the maturity date was extended to July 2013, or if the revolving period is further extended, 36 months from the expiration of the revolving period.  The Registrant’s financial covenant for the maximum allowable limit on the ratio of sales and marketing expense to revenue from the sale of vacation intervals was increased from .55 to 1 to ..60 to 1 and is based on a cumulative ratio for the Registrant’s immediately preceding four consecutive fiscal quarters. The interest rate on advances under the receivables facility remains unchanged at the LIBOR Rate plus 2.40%, with an added LIBOR Rate floor of 2.85%.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The Registrant’s responses to Item 1.01 of this Form 8-K are hereby incorporated by reference into this Item 2.03.
Item 7.01 Regulation FD Disclosure
     The following information is furnished under Item 7.01, “Regulation FD Disclosure.” This information, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. On July 7, 2008, the Registrant issued a press release announcing the amendment of the loan agreement described in Item 1.01 above.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description of Exhibit
*10.1	First Amendment to Loan and Security Agreement dated as of July 2, 2008 between the Registrant and Liberty Bank as Agent for itself and other Lenders.

*99.1	Press Release issued by the Registrant on July 7, 2008 announcing the amendment of the loan agreement.

*	filed herewith
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: July 8, 2008	SILVERLEAF RESORTS, INC.

	By:	/S/ ROBERT M. SINNOTT

	Name:	Robert M. Sinnott
	Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
*10.1	First Amendment to Loan and Security Agreement dated as of July 2, 2008 between the Registrant and Liberty Bank as Agent for itself and other Lenders.

*99.1	Press Release issued by the Registrant on July 7, 2008 announcing the amendment of the loan agreement.

*	filed herewith